Summary Prospectus

December 31, 2014

Class / Ticker Symbol

A / SBTAX      C / SBTCX      I / SBTIX       F / BTPIX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.salientpartners.com/funds/. You can also get this information at no cost by calling the Fund’s transfer agent at 1-866-667-9228 or by sending an email request to Mutualfunds@salientpartners.com. The Fund’s current Prospectus dated October 31, 2014, as may be supplemented, and Statement of Additional Information dated October 31, 2014, as may be supplemented, are incorporated by reference into this summary prospectus

Investment Objective

The Salient Broadmark Tactical Plus Fund (the “Fund”) seeks to produce, in any market environment, above-average risk-adjusted returns and less downside volatility than the S&P 500 Index.

Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Salient funds contained in the Salient MF Trust. More information about these and other discounts is available from your financial professional and on page 30 of the prospectus under “Sales Charge Reductions and Waivers” or page 29 of the Fund’s statement of additional information under “Initial Sales Charge on Class A Shares.”

Shareholder fees (%) (fees paid directly from your investment)
	Class A		Class C		Class I	Class F
Maximum Front-End Sales Charge (load) on Purchases as a % of purchase price	5.50%		None		None	None
Maximum Deferred Sales Charge (load) as a % of purchase or sale price, whichever is less	1.00%	(1)	1.00%	(1)	None	None

Small account fees (for fund account balances under $1,000)
Class A	Class C	Class I	Class F
$15	$15	None	None

Annual Fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class F
Management Fee	1.45%	1.45%	1.45%	1.45%
Distribution and/ or Service (Rule 12b-1) Fees	0.25%	1.00%	None	None
Other Expenses(2)	0.54%	0.54%	0.54%	2.81%
Acquired Fund Fees and Expenses(3)	0.14%	0.14%	0.14%	0.14%
Total Annual Fund Operating Expenses	2.38%	3.13%	2.13%	4.40%
Less Management Fee Waiver/ Reimbursement (Year 1)(4)	0.19%	0.19%	0.19%	2.77%
Net Annual Expenses	2.19%	2.94%	1.94%	1.63%

(1)	Class A shares are available with no front-end sales charge on investments of $1 million or more. Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. As a result, Class A shares that are not subject to a front-end sales charge, but for which a commission or finder’s fee is paid, may be subject to a contingent deferred sales charge (CDSC) of 1.00% if such Class A shares are sold within one year of purchase. In addition, while Class C shares are offered at NAV, without any initial sales charge, a 1.00% CDSC may be charged on any Class C shares upon which a finder’s fee has been paid that are sold within one year of purchase.

(2)	“Other Expenses” have been estimated for the Fund’s first year of operations, except that “Other Expenses” for Class F shares are based on the historical expenses of Broadmark Tactical (as defined below).

(3)	Acquired fund fees and expenses are incurred indirectly by the Fund as a result of its investing in securities issued by one or more investment companies. Please note that the Total Annual Fund Operating Expenses in the table above may not correlate to the Ratio of Expenses to Average Net Assets (which ratio does not include acquired fund fees and expenses) found within the “Financial Highlights” section of this Prospectus.

(4)

Under the Expense Limitation Agreement, Salient Advisors, L.P. (“Salient Advisors” or the “Advisor”) has contractually agreed to waive all or a portion of its management fees and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 2.05% for Class A, 2.80% for Class C, 1.80% for Class I, and 1.49% for Class F shares, excluding certain expenses, such as taxes, brokerage commissions, interest and borrowing expense, short dividend expense, any acquired fund fees and expenses, litigation and extraordinary expenses. Management fee waivers are expressed in the table as a percentage of net assets, and are estimated for the Fund’s first year of operations. The Expense Limitation Agreement for Class F shares expires on the third anniversary of the closing of the reorganization of Broadmark Tactical (as defined below) into the Fund (the “Reorganization”) and the Expense Limitation Agreement for Class A, Class C, and Class I shares expires on the first anniversary of the closing of the Reorganization, unless renewed by agreement of the Fund and the Advisor based upon a determination doing so would be appropriate under the prevailing circumstances. The Advisor is permitted to recover expenses attributable to the Fund or a class thereof that the Advisor has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the expenses for a class of shares fall below the annual rate in effect at the time of the actual waiver/reimbursement. Under the Expense Limitation Agreement, the Fund will not reimburse such expenses beyond three years from the end of such year in which the Advisor waived a fee or reimbursed an expense. Any such recovery by the Advisor will not cause a class to exceed the annual limitation rate in effect at the time of the actual waiver/reimbursement.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment in the Fund for the time periods indicated and then assuming a redemption of all of your shares at the end of those periods. For Class C shares, the expense examples may differ if shares are sold or kept at the end of the period. The example assumes a 5% average annual return. The example assumes Fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class A	Class C	Class C	Class I	Class F
Shares		Sold	Kept
1 Year	$760	$397	$297	$197	$166
3 Years	$1,235	$948	$948	$649	$514

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells certain securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund is the successor to Broadmark Tactical Plus Fund (“Broadmark Tactical”), a series of Broadmark Funds. During the period from Broadmark Tactical’s commencement of operations (December 31, 2012) through November 30, 2013, that fund’s portfolio turnover rate was 1,814% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of instruments that provide exposure to U.S. and non-U.S. equity securities. These instruments generally include futures and options on securities, securities indices and shares of exchange-traded funds (“ETFs”). The Fund may also invest in equity securities (such as common stocks, preferred stocks and shares of investment companies, including ETFs) of U.S. and non-U.S. issuers, which may include emerging market issuers, in any industry sector and in all market capitalization ranges, including small capitalization stocks, without limitation.

The Fund may hold a substantial portion of its assets in cash and cash equivalents, including money market instruments, commercial paper and short-term securities issued by U.S. and non-U.S. issuers, and in fixed-income instruments of U.S. and non-U.S. issuers that are of investment grade and of any maturity. Such fixed-income instruments include corporate bonds, government securities, and bank debt. The Fund may also invest in futures and options on fixed-income instruments, such as futures on government securities.

Broadmark Asset Management LLC’s (the “Sub-Advisor”) investment approach for managing the Fund’s assets focuses on identifying securities and other instruments that the Sub-Advisor believes are undervalued, or overvalued, relative to their intrinsic values, and that offer the greatest risk-adjusted potential for returns. In evaluating whether a particular market, sector or industry is undervalued or overvalued, the Sub-Advisor considers a variety of factors, including valuation and monetary conditions, investor sentiment and returns over a calendar year or other time period. The Sub-Advisor seeks to invest in futures, options and options on futures on indices, equity securities, and other instruments in sectors and industries or groups of industries that the Sub-Advisor believes are attractive on a relative basis. Consistent with this approach, the Sub-Advisor may also sell short options and futures on indices, equity securities and other instruments that it believes are less attractive on a relative basis. The Sub-Advisor’s investment approach also involves using strategies designed to create less downside volatility than the S&P 500 Index. With respect to the Fund, the Fund’s principal investment strategies include seeking to create less market exposure during equity market downturns. If this strategy is successful, having less equity market exposure during equity downturns, as determined by the Sub-Advisor’s investment process, will result in the Fund having less downside volatility than the S&P 500 Index.

The Fund may also enter into forward foreign currency exchange contracts. For hedging and non-hedging (speculative) purposes, the Fund may also invest in options on foreign currencies, foreign currency futures and options and foreign currency exchange-related securities like foreign currency warrants and other instruments linked to foreign currency exchange rates. The Fund may write (sell) covered and uncovered put and call options, and may purchase put and call options, on securities, securities indices, shares of ETFs and other instruments. In addition, for purposes of adjusting risk and return of its investment positions, the Fund may purchase or write a combination of options (i.e., simultaneously writing call options and purchasing put options).

In addition to purchasing, or taking “long” positions in equity securities, the Fund may employ both leveraged investment techniques (e.g., investments in futures and options) as well as short positions on target securities, which allow the Fund a net exposure which can range from 200% net long to 100% net short in its portfolio. For example, if the Fund invests 130% of its net assets in long positions and 30% of its net assets in short positions, the Fund is a “100% net long.” When the Fund’s outstanding short positions equal its net assets, the Fund is “100% net short.” The Fund may employ short positions independently of (and without regard to) its existing long positions and such short positions may not offset, or correlate directly to, long positions.

The percentage of the Fund’s assets held in cash and cash equivalents will fluctuate depending on various factors, including the Sub-Advisor’s current assessment of markets, valuation and monetary conditions, investor sentiment, risks and other investment factors, the Fund’s current requirements for liquidity, and the Fund’s need to satisfy margin requirements with respect to its use of derivative instruments.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Principal Investment Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund’s principal risk factors are listed below. The Fund’s shares will go up and down in price, meaning that you could lose money by investing in the Fund. Many factors influence a mutual fund’s performance. An investment in the Fund is not intended to constitute a complete investment program and should not be viewed as such. Before investing, be sure to read the additional descriptions of these risks beginning on page 13 of the prospectus.

As an overall matter, instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Risks of Investment Activities Generally

All securities investing and trading activities risk the loss of capital. No assurance can be given that the Fund’s investment activities will be successful or that the Fund’s shareholders will not suffer losses.

Cash and Cash Equivalents Risk. It is part of the Fund’s investment strategy to, at times, hold a substantial portion of its assets in cash and/or cash equivalents, including money market instruments. Under certain market conditions, such as during a rising stock market, this strategy could have a negative effect on the Fund’s ability to achieve its investment objective. To the extent that the Fund invests in a money market fund, the Fund will indirectly bear a proportionate share of the money market fund’s expenses, in addition to the operating expenses of the Fund, which are borne directly by Fund shareholders.

Debt Securities

Fixed-income securities generally are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up.

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Credit Risk. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated by the rating agencies in the four highest categories (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) are considered investment grade, but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

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Extension Risk. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or obligor) more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

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Interest Rate Risk. The yields for certain securities are susceptible in the short-term to fluctuations in interest rates, and the prices of such securities may decline when interest rates rise. Interest rate risk in general is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may decline in value or suffer losses if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Sub-Advisor.

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Prepayment Risk. Prepayment risk is the risk that certain debt securities with high interest rates will be prepaid by the issuer before they mature. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and an investor may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Derivatives Risk

The use of derivative instruments exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, options on futures contracts, options (both written and purchased), swaps and swaptions. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

Emerging Market Risk

The Fund may have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Equity Securities Risk

Equity securities may be subject to general movements in the stock market, and a significant drop in the stock market may depress the price of securities to which the Fund has exposure. The Fund may have exposure to or invest in equity securities of companies with small or medium capitalization. Investments in securities of companies with small or medium capitalization involve certain risks that may differ from, or be greater than, those for larger companies, such as higher volatility, lower trading volume, lack of liquidity, fewer business lines and lack of public information (See “Small and Mid-Capitalization Securities Risk”).

Exchange-Traded Fund (“ETF”) Risk

Because the Fund invests in ETFs and in options on ETFs, the Fund is exposed to the risks associated with the securities and other investments held by such ETFs. The value of any investment in an ETF will fluctuate according to the performance of that ETF. In addition, the Fund will indirectly bear a proportionate share of expenses, including any management fees, paid by each ETF in which the Fund invests. Such expenses are in addition to the operating expenses of the Fund, which are borne directly by shareholders of the Fund. Further, individual shares of an ETF may be purchased and sold only on a national securities exchange through a broker-dealer. The price of such shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of an ETF’s shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. The bid-ask spread often increases significantly during times of market disruption, which means that, to the extent that the Fund invests directly in an ETF, the shares of that ETF may trade at a greater discount at a time when the Fund wishes to sell its shares.

Many ETFs have obtained exemptive relief from the Securities and Exchange Commission (the “SEC”) permitting unaffiliated funds to invest in shares of the ETF beyond the limitations imposed by the Investment Company Act of 1940 (the “1940 Act”), subject to certain conditions. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs, and the risks described above may be greater than if the Fund limited its investment in an ETF in accordance with the limitations imposed by the 1940 Act.

Foreign Securities Risk

Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

•	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

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The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

Hedging Risk

Although hedging activities are generally engaged in to help offset negative movements with respect to an investment, such activities will not always be successful. Moreover, hedging may cause the Fund to lose money and may reduce the opportunity for gain.

High Portfolio Turnover Risk

To the extent that the Fund makes investments on a shorter-term basis, the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions.

Leverage Risk

The Fund may make investments in options, swaps and futures contracts or other derivative instruments. These and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. In connection with derivatives investments, the Fund will be required to maintain specified asset coverage with respect to such investments by both the 1940 Act and the terms of these investments. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage below necessary amounts.

Market Events

The U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken various steps designed to support and stabilize credit and financial markets since 2008. Reduction or withdrawal of this support, failure of efforts to stabilize the markets, or investor perception that such efforts are not succeeding could negatively affect financial markets generally, as well as have an adverse impact on the liquidity and value of certain securities. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. For example, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was enacted in the U.S., reflecting a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act addresses a variety of topics, including, among others, new rules for trading in derivatives; restrictions on banking entities from engaging in proprietary trading of certain instruments; the registration and additional regulation of private fund managers; and new federal requirements for residential mortgage loans. Securities in which the Fund invests, or the issuers of such securities, may be impacted by the Dodd-Frank Act and any related or additional legislation or regulation in unforeseeable ways. The ultimate effect of the Dodd-Frank Act and any related or additional regulation is not yet known. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Market Risk

Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

New Fund Risk

The Fund is newly-formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders.

Short Sale Risk

The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. The Fund may also from time to time sell securities short, which involves borrowing and selling a security and covering such borrowed security through a later purchase. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. The Fund must set aside “cover” for short sales to comply with applicable SEC positions under the 1940 Act.

Small and Mid-Capitalization Securities Risk

The Fund may invest its assets in the common stocks and other equity securities of small and mid-capitalization companies with smaller market capitalizations. While the Sub-Advisor believes these investments may provide significant potential for appreciation, they involve higher risks in some respects than do investments in common stocks and other equity securities of larger companies. For example, prices of such investments are often more volatile than prices of large-capitalization stocks and other equity securities. In addition, due to thin trading in some such investments, an investment in these common stocks and other equity securities may be more illiquid than that of common stocks or other equity securities of larger market capitalization issuers. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.

Volatility and Creditworthiness Risk

The downgrade of the U.S. government’s credit rating in 2011 may adversely affect Fund performance. In 2011, S&P downgraded the U.S. government’s credit rating from AAA to AA+, and this unprecedented downgrade could lead to subsequent downgrades by S&P or downgrades by other credit rating agencies. These developments, and the government’s credit concerns in general, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the country’s ability to access the debt markets on favorable terms. In addition, a lowered credit rating could create broader financial turmoil and uncertainty, which may negatively affect the value of Fund shares or the Fund’s performance.

Performance Information

The Fund became the successor to Broadmark Tactical through a reorganization with the Fund on December 12, 2014. In the reorganization, Investor Class and Institutional Class shares of Broadmark Tactical were exchanged for Class F shares of the Salient Broadmark Tactical Plus Fund.

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows the performance of Broadmark Tactical for the 1-year period ended December 31, 2013 and since Broadmark Tactical’s inception. The table compares the average annual total returns of Broadmark Tactical’s Investor Class and Institutional Class shares for the periods stated to those of a broad-based securities market index. Past performance, including before- and after-tax returns, is not necessarily an indication of how the Fund will perform in the future. Updated information about Broadmark Tactical’s performance can be found on www.salientfunds.com.

The Standard & Poor’s 500 Index (the “S&P 500 Index”) is a widely recognized, unmanaged index of 500 of the largest companies in the United States as measured by market capitalization. The S&P 500 Index assumes reinvestment of all dividends and distributions. Because indices cannot be invested in directly, the returns of the S&P 500 Index do not reflect a deduction for fees, expenses or taxes.

Past performance (before and after taxes) does not indicate future results.

Calendar Year Total Returns — Investor Class Shares

*	The Fund’s calendar year-to-date returns for the nine months ended September 30, 2014 were -1.65% for Investor Class shares.

Annual Total Returns (years ended December 31) — Investor Class Shares
Best Quarter:	4th Quarter, 2013	+ 9.64%
Worst Quarter:	2nd Quarter, 2013	- 0.48%

Average Annual Total Returns (for the periods ended December 31, 2013)
	1 Year	Since Date of Inception December 31, 2012
Investor Class
Return Before Taxes	18.63%	18.63%
Return After Taxes on Distributions	17.46%	17.46%
Return After Taxes on Distributions and Sale of Fund Shares	10.85%	10.85%
Institutional Class Returns Before Taxes	19.03%	19.03%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	32.39%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s individual tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown for Investor Class shares only and will vary from the after-tax returns of Institutional Class shares, which have a different expense ratio.

Investment Management

Investment advisor — Salient Advisors, L.P. (“Salient Advisors” or the “Advisor”).

Investment sub-advisor — Broadmark Asset Management LLC (the “Sub-Advisor”).

Portfolio Management

Christopher J. Guptill — Co-Chief Executive Officer and Chief Investment Officer of the Sub-Advisor, is the portfolio manager of the Fund. Mr. Guptill has been responsible for the day-to-day management of Broadmark Tactical’s portfolio since that fund’s inception in 2012.

Purchase and Sale of Fund Shares

Subject to certain exceptions, the minimum initial investment requirement for Class A and Class C shares of the Fund is $2,500 and the minimum initial investment requirement for Class I shares of the Fund is $1,000,000. Class F shares are held only by those Fund shareholders who acquired such shares as a result of the reorganization of Broadmark Tactical with

Salient Broadmark Tactical Plus Fund. Only shareholders who acquire Class F shares pursuant to the Reorganization may purchase additional Class F shares. There are no subsequent investment requirements for Class A, Class C, Class I, or Class F shares of the Fund. You may redeem shares of the Fund on any business day by mail: Salient MF Trust, P.O. Box 182607, Columbus, Ohio 43218-2607; or by calling the Fund’s transfer agent at: 1-866-667-9228.

Taxes

The Fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner or retirement plan administrator), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

SBTP-SP-1014